Exhibit 10.13 Real Property Lease Agreement Between Penn Center Management
Corporation and Better Solutions, Inc.

                                      LEASE

1. Parties. This Lease, made this 20th day of January, 2000 by and between PENN
CENTER MANAGEMENT CORPORATION, Agent, hereinafter called "Landlord" and BUSINESS
SOLUTIONS INCORPORATED, hereinafter called "Tenant".

2. Premises. Landlord, for and in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease, demise and let unto Tenant that space (hereinafter called the
"Premises") situate on the second floor, designated Suite 201 consisting of approximately 1,226 square feet of rentable area, as outlined on the diagram attached hereto and marked Exhibit A situate in the building known as Penn
Center Building No.3 (hereinafter referred to as "Building"), which Building consists of 8 stories and any other appurtenances and the perimeter of the complex known as PENN CENTER EAST.

3. Term.
(a) The term of this Lease and Tenant's obligation to pay rent hereunder shall commence upon (i) the date when the Premises are ready for occupancy or (ii) the date when Tenant shall take possession and occupy the Premises, or (iii)
February 1, 2000 whichever of said dates shall occur first. The Premises shall be deemed ready for occupancy when Landlord has substantially completed the work described in Exhibit B attached hereto. The term "substantial completion" as used in this Lease shall be construed to mean such completion as shall enable
Tenant to reasonably and conveniently use and occupy the Premises for the conduct of its ordinary business even though minor details, decorations and mechanical adjustments remain to be completed by Landlord.
(b) The term of this Lease shall end at midnight on January 31, 2005, unless sooner terminated as hereinafter provided.

4. No Construction of Premises. The Premises known as Suite 201 is built-out and is in "AS-IS" CONDITION as designated in attached Exhibit A "Drawing". If, at
Tenant's written request, Landlord performs any items of work or furnishes any materials, Tenant shall pay Landlord for such additional work and materials within thirty (30) days of receipt of Landlord's invoice.

5. Rental Rates
(a) Rent. The Tenant shall pay to Landlord at the address set forth herein as yearly rent, the sum of Twenty Thousand Eight Hundred Forty-Two and 00/100
Dollars ($20,842.00), payable in advance without demand and without set off or deduction on the first business day of each calendar month in equal monthly installments of One Thousand Seven Hundred Thirty-Six and 83/100 Dollar
($1,736.83) beginning at the commencement of the term and continuing until the expiration of said term. In the event the term of this Lease commences on a day other than the first business day of a calendar month, the Tenant shall pay to the Landlord, on or before the commencement date of the term a pro rata portion of the monthly installment of rent, such pro rata portion to be based on the number of days remaining in such partial month after the commencement date of the term. Upon execution hereof, Tenant has paid Landlord the sum of ($1,736.83)
as and for the first full calendar month installment of rent, receipt of which
Landlord hereby acknowledges.
(b) Additional Rent. Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount so to be paid is not designated as "additional rental", then said amount shall nevertheless, at the option of Landlord, if not paid when due, be deemed "additional rental" and collectible as such with any installment of rental thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same became due and payable hereunder, or limit any other remedy of Landlord. Nonpayment of additional rent when due shall constitute a default under this Lease to the same extent, and shall entitle the Landlord to the same remedies, as nonpayment of rent.
(c) Payments. All payments of rent and additional rent shall be paid when due without demand at the principal office of the Landlord or at such other place as
Landlord may from time to time direct.
(d) Security Deposit. Landlord acknowledges receipt upon the execution hereof from Tenant the sum of (NA - Security Deposit being retained from previous
Lease) to be held as collateral security for the payment of any rentals and other sums of money payable by Tenant under this Lease; and for the faithful performance of all other covenants and agreements of Tenant hereunder; the amount of said deposit, without interest, to be repaid to Tenant after the termination of this Lease and any renewal thereof, provided Tenant shall have made all such payments and performed all such covenants and agreements. Upon any default by Tenant hereunder, all or part of said deposit may, at Landlord's sole option, be applied on account of such default, and thereafter Tenant shall promptly restore the resulting deficiency in said deposit to be held in escrow or in trust and said deposit shall be deemed to be the property of Landlord.

6. Rent Escalation. Escalation as provided in this paragraph is based on certain concepts as hereinafter defined. The reference to "Tenant's Proportionate Share"
means the ratio that the square feet of the Premises, which is agreed to be
1,226 square feet, bears to the square feet of rentable area in the Building, which is agreed to be 94,617 square feet, whether occupied or not, and such
Tenant's Proportionate Share in this Lease is agreed to be (1.30%) percent. In the event of a mutually agreed to change in the size of the Premises, the calculation of Tenant's Proportionate Share shall be revised as of the date of such modification to reflect the change in the above described pro ration.
Relevant data shall be handled by the application of generally accepted accounting principles and practices, and Landlord's operating cost records for not more than two years shall be available for review upon request by Tenant.
Landlord will send to Tenant, in the manner of a written notice hereunder, an invoice as set forth in paragraph 7 hereof setting forth the amount due.

7. Real Estate Taxes and Operating Expense Escalations.

(a) Real Estate Taxes. If the "Total Real Estate Taxes", as hereinafter defined, shall exceed the Real Estate Taxes in effect for tax year 2000, then Tenant shall pay to Landlord, Tenant's Proportionate Share of such amount in excess thereof as additional rent, on the later of thirty (30) days prior to the date such taxes are due and payable by Landlord, without interest or penalty, or thirty (30) days after receipt of a bill thereof from Landlord. If the first and/or last years of the term of this Lease shall not be full calendar years, then Tenant's obligation for Real Estate Taxes attributable to such years shall be pro rated on the basis of the ratio between the number of days of such calendar years falling within the Lease term and 365.

All "Real Estate Taxes" shall mean the real estate taxes and assessments and special assessments imposed upon the Building and/or the land by any governmental bodies or authorities. If at any time during the Term of this Lease the methods of taxation prevailing as of the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof there shall be levied, assessed and imposed (i) a tax, assessment, levy, imposition or charge wholly or partially as a capital levy or otherwise on the rents received therefrom of (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Premises and imposed upon Landlord or (iii) a license fee measured by the rent payable by Tenant to Landlord or (iv) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, or charges on the part thereof so measured or based shall be deemed to be included within the term "Real Estate
Taxes" for the purpose hereof.

Tenant shall pay Landlord as additional rent monthly in advance, a sum equal to
l/l2th of the Tenant's Proportionate Share of Real Estate Taxes as projected by
Landlord as hereinafter provided in excess of the Real Estate Taxes in effect for tax year 2000 for each calendar year following the year in which the Real
Estate Taxes are presently due. During December of each calendar year, or as soon thereafter as practicable, Landlord shall give Tenant written notice of
Landlord's projection of said increased Real Estate Taxes. In the event such notice is not given in December, Tenant shall continue to pay Landlord l/12th of the previous year's Real Estate Taxes until the month after such notice is given. If at any time or times it appears to Landlord that the increased amounts payable under this paragraph for the current calendar year will vary from its estimate by more than five (5%) percent, Landlord shall, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustments to be made pursuant to this paragraph. If, on the basis of such statement, Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit excess to Tenant. If, on the basis of such statement, Tenant owes an amount that is more than the estimated payments for such calendar year previously made by
Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. In no event, however, shall the monthly rent paid by Tenant be less than Rent set forth in Article 5 hereof.

The additional rent due under the terms and conditions of this Article shall be payable by Tenant without any setoff or deduction.

(b) Operating Expenses. If the "Operating Expenses", as hereinafter defined, shall exceed the Operating Expenses of the Base Year which is agreed to be 2000, then Tenant shall pay Landlord as additional rent Tenant's Proportionate Share of the amount of the Operating Expenses in excess of such amount in the manner hereinafter provided. If the first and/or last years of the term of this Lease shall not be full calendar years, then Tenant's obligation for operating expenses attributable to such years shall be pro rated on the basis of the ratio between the number of days of such calendar years falling within the Lease term and 365.

"Operating Expenses" shall mean any and all expenses incurred by Landlord in connection with its ownership, maintenance and operation of the land and
Building of which the Premises forms a part, plus those additional costs which the Landlord reasonably determines it would have so incurred during such year had the Building been one hundred percent (100%) occupied, excluding real estate taxes, interest or amortization payments on any mortgage, legal expenses in enforcing the terms of any lease other than this Lease, expenses for repair or other work occasioned by fire or other casualty which is covered under a standard fire policy with extended coverage, expenses incurred in the leasing or procuring of new tenants, including lease commissions, advertising expenses and expenses for renting space for new tenants; but including, without limitation, insurance maintained on the land and Building which, in Landlord's judgment, shall be necessary, all labor costs, management fees, service contracts and supplies used in connection with the cleaning, operating, labor and maintenance of the land and Building, all repairs and decorating required to be performed by
Landlord and snow removal, building supplies and equipment, purchases and maintenances, all charges for the entire Building (including leasable portions as well as nonleasable portions) for electricity, steam, oil, gas (or other fuel) and water (including sewer rentals and including any taxes on such utilities). In connection with the computation of labor charges and management fees, such charges shall include salary, wages, medical, surgical and general welfare benefits, including group life insurance and pension payments to employees of Landlord, or its building management agent, payroll taxes, workmen's compensation, uniforms, dry cleaning and other charges that may be payable by Landlord for the Building employees and such other expenses as
Landlord may deem necessary and proper in connection with the operation and maintenance of a first-class office building and the parking and other common areas. The cost of any capital improvements made more than one year subsequent to the occupancy of the Building by the first tenant made for the purpose of reducing operating expenses or which may be required by governmental authority under any governmental law or regulation that was not applicable to the Building at the time it was constructed, which cost shall be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of fifteen (15%) percent per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements.

Tenant shall pay Landlord as additional rent monthly in advance, a sum equal to
1/12th of Tenant's Proportionate Share of Operating Expenses as projected by
Landlord in excess of the Operating Expenses of the Base Year which is agreed to be 2000. Within ninety (90) days of the expiration of each calendar year
Landlord shall furnish Tenant with a written statement of the actual Operating
Expenses incurred for the calendar year. In the event such statement discloses that the additional rent paid by Tenant as Tenant's Proportionate Share of operating expenses is greater or less than the amount actually incurred, either
Landlord respectively, shall reimburse Tenant for such amount together with the forwarding of such statement, or Tenant shall pay such amount within twenty (20)
days after receipt of such statement.

Tenant shall have thirty (30) days to dispute the rental adjustment determination by submitting written notice to Landlord, which notice shall include the specifics of Tenant's dispute. If within thirty (30) days after the submittal of the written notice, no settlement is reached, the disputed rental adjustment will be referred to a Certified Public Accounting firm selected by
Landlord, and approved by the Tenant, to finally resolve the disputed rental adjustment. In the event the determination resulted in a variance of five (5%)
percent or less in the rental adjustment, Tenant shall pay the expenses involved in such determination. Landlord shall be obligated to pay the expenses involved in such determination only if the result is a variance caused by an increase in the rental adjustment in an amount greater than five (5%) percent in the rental adjustment.

8. Late Payment. In the event that any payment required by Tenant under the provisions hereof shall not be paid when due Tenant shall, upon demand, pay to
Landlord a late charge equal to ten percent (l0%) of the overdue payment for all payments so over due and such late charge shall 'be deemed "rent" for all purposes under this Lease and Landlord may perform for the account of Tenant any such default and immediately receive as additional rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the rate of fifteen percent (15%) per annum from the date of any such expenditure.

9. Use of Premises. Tenant shall use and occupy the Premises for purposes of general office use. Tenant shall not use or occupy the Premises for any other purpose or business without the prior written consent of Landlord. Tenant shall observe and comply with the Rules and Regulations attached hereto as Exhibit D and made part hereof. All such Rules and Regulations shall apply to Tenant and its employees, agents, licensees, invitees, subtenants and contractors.

10. Common Areas. All parking areas, driveways, alleys, public corridors and fire escapes and other areas, facilities and improvements as may be approved by
Landlord from time to time for the general use in common, of Tenant and other tenants, their employees, agents, invitees and licensees, shall at all times, be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements.

11. Alterations.

(a) Tenant shall not make any alterations, interior decorations, improvements or additions to the Premises or attach any fixtures or equipment thereto, without the Landlord's prior written approval. All such alterations, interior decorations, improvements or additions made to the Premises or the attachment of any fixtures or equipment thereto shall be performed at Tenant's sole cost and expense by Landlord or, at Landlord's sole option, by Tenant. So long as Tenant is not in default hereunder, Tenant shall have the right but, except as stated
in the succeeding sentence, not the obligation to remove any of said alterations, interior decorations, improvements or additions caused to be made to the Premises by Tenant, and any fixtures, furniture and equipment caused to be installed by Tenant, during and at the expiration of the Lease term or any renewal thereof, providing that Tenant repairs any damage caused to the Premises by said removal. Landlord, by notice to Tenant in writing at least thirty (30)
days prior to the expiration of the Lease term, or any renewal term thereof, may request that Tenant remove any of said alterations, interior decorations, improvements or additions caused to be made to the Premises by Tenant or any of the fixtures, furniture and equipment caused to be installed by Tenant, and, if
Landlord makes said request, Tenant shall remove on or before said expiration date such of said alterations, interior decorations, improvements, additions, fixtures, furniture and equipment as are stated in such request and repair any damage caused to the Premises by said removal.

In the event that Landlord requests such removal and Tenant fails to remove same and repair any damage caused thereby on or before said expiration date, Tenant agrees to reimburse and pay Landlord for the cost of removing same and repairing any damage to the Premises caused by said removal. All of said alterations, interior decorations, improvements, additions, fixtures, furniture and equipment remaining on the Premises after said expiration date, or at such sooner termination date due to any default of Tenant, shall become the property of
Landlord.

(b) In doing any such work of installation, removal, alteration or relocation, the Tenant shall use due care to cause as little damage or injury as possible to the Premises and the Building and to repair all damage or injury that may occur to the Premises or the Building in connection with such work. The Tenant agrees in doing any such work in or about the Premises to use its best efforts to engage only such labor as will not conflict with or cause strikes or other labor disturbances among the Building service employees of the Landlord. If Landlord elects not to perform the work, any contractors employed by Tenant for such installations shall be approved by the Landlord in writing before the commencement of such work, but the Landlord shall not unreasonably withhold its approval and consent; provided, however, that all such contractors shall be requited to carry workmen's compensation insurance, public liability insurance and property damage insurance in amounts, form and content, and with companies satisfactory to Landlord.

Prior to the commencement by Tenant of any work as set forth in this paragraph,
Tenant must obtain, at its sole cost and expense, all necessary permits, authorizations and licenses requited by the various governmental authorities having jurisdiction over the Premises.

12. Mechanic's Liens. Prior to Tenant performing any construction or other work on or about the Premises for which a lien could be filed against the Premises or the Building. Tenant shall enter into a written "no-lien" agreement satisfactory to Landlord with the contractor who is to perform such work, and such written agreement shall be filed and recorded in accordance with the Mechanic's Lien Law of Pennsylvania, prior to commencement of such work. Notwithstanding the foregoing, if any mechanics', or other lien shall be filed against the Premises or the Building purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged by payment, bond or otherwise within ten (10) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged of record within such ten (10) day period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, reimburse Landlord for all amounts paid and costs incurred including attorney's fees, in having such lien discharged of record. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses, (including attorney's fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or its discharge.

13. Condition of Premises. Tenant acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the
Building or with respect to the suitability of either for the conduct of
Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, order and repair.

14. Building Services.
(a) Landlord shall provide, within its standards on each item, the following services and facilities:
(1) Air conditioning, Monday to Friday (except legal holidays) from 8:00 A.M. to
6:00 P.M. and Saturday (except legal holidays) from 9:00 A.M. to 1:00 P.M.
during the cooling season June 1 to October 31. Heating, Monday to Friday
(except legal holidays) from 8:00 A.M. to 6:00 P.M. and Saturday (except legal holidays) from 9:00 A.M. to 1:00 P.M. during the heating season November 1 to
May 31. Tenant agrees to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the air conditioning and heating systems.
(2) Electric current for building standard level of illumination using standard fixtures of Landlord's choice, and replacement of light globes and/or fluorescent tubes in the standard lighting fixtures installed in the Premises by
Landlord, however, Landlord's agreement to furnish electricity for lighting does not include any equipment requiring a greater voltage than the lighting circuits standard in the Building. Such additional electrical service will be furnished, if reasonably available, upon Tenant's tendering all costs of installation, including wiring and separate metering, and agreeing in writing to pay the costs of current as additional rent.
(3) Cleaning and maintenance of the common areas.
(4) Ordinary janitorial service for the demised Premises as necessary to maintain the Premises in a good and clean condition.
(5) Continuous elevator service during normal business hours and days, and service via at least one car at all other times.
(6) Maintenance of service of the public toilet rooms in the building.
(7) Hot and cold water for lavatory and cold water for drinking purposes.
(8) Cleaning of outside and inside of exterior window panes.
(9) Maintenance of standard hardware installed in the Premises by Landlord.

(b) Landlord does not warrant that the services provided for in paragraph (a)
hereof shall be free from slow-down, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvements of any of the equipment involved in the furnishing of any such services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord, except caused by the negligence or willful misconduct of Landlord; and
specifically, no such slowdown, interruption or stoppage of any of such services shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of annual basic rental or additional rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder, and in no event shall Landlord be liable for damages to persons or property or be in default hereunder as a result of such slowdown, interruption or stoppage. Landlord agrees to use due reasonable diligence to resume the service upon any such slowdown, interruption or stoppage.

15. Assignment and Subletting. Tenant, for itself, its successors, legal representatives and assigns, expressly covenants that Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage or otherwise encumber this Lease or sublet the Premises or permit any part thereof to be used or occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord, Tenant may, nevertheless, assign this lease or sublet the Premises at any time to a subsidiary or affiliated company without obtaining Landlord's consent. In the event of any such assignment or sublet by, or merger or consolidation of, Tenant, the assignee, subtenant or surviving corporation shall be deemed the assignee of all Tenant's rights and obligations under this Lease, provided that Tenant shall promptly notify Landlord of such assignment, sublet, merger or consolidation, of the name of the new tenant and its address and shall confirm in such notice, which shall be subscribed by the new Tenant, that the new Tenant shall have assumed all of Tenant's obligations hereunder and that such assignment sublet merger or consolidation, including any assignment or sublet to a subsidiary or affiliated company, shall not be deemed to relieve Tenant of any of its obligations hereunder. In the event of any assignment or sublease, no such assignment or sublease shall be deemed a waiver of the requirements of Landlord's consent to any subsequent assignment or sublease, and any such consent, if given by Landlord, shall not release Tenant from its obligations under this Lease.

In the event Tenant should desire to assign this Lease or sublet the Premises or any part hereof, Tenant shall give Landlord written notice at least sixty (60)
days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall specify: (a) the name, address and business of the proposed assignee or subleasee, (b) the amount and location of the space in the
Premises affected, (c) the proposed effective date and duration of the subletting or assignment, and (d) the proposed rent to be paid to Tenant by such subleasee or assignee. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that
Landlord elects either (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will on that date be relieved of all further obligations to pay rent hereunder as to such space;
or (ii) to permit Tenant to assign or sublet such space, in which event if the proposed rental rate between Tenant and subleasee is greater than the rental rate of the Lease, then such excess rental shall be deemed additional rent owed by Tenant to Landlord under this Lease, and the amount of such excess, including any subsequent increases due to escalation or otherwise, shall be paid by Tenant to Landlord in the same manner that Tenant pays the Rent hereunder and in addition thereto; or (iii) to withhold consent to Tenant's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (iii) above.

16. Access to Premises. Landlord, its employees and agents shall have the right to enter the Premises at all reasonable times during normal business hours and at any time in case of an emergency for the purpose of examining or inspecting the same, showing the same to perspective purchaser, mortgagees, or tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit entry into the
Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

17. Repairs.
(a) Landlord shall make, at its sole cost and expense, all repairs necessary to maintain the plumbing, air conditioning and electrical systems, exterior windows, floors (except carpeting) and all other items which constitute a part of the Premises and are installed or furnished by Landlord; provided, however, that Landlord shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed. In no event shall Landlord be obligated under this paragraph to repair any damage caused by any act, omission, accident or negligence of the Tenant or its employees, agents, invitees, licensees, subtenants, or contractors.
(b) Except as the Landlord is obligated for repairs as provided herein above,
Tenant shall make at its sole cost and expense all repairs necessary to maintain the Premises and shall keep the Premises and the fixtures therein in neat and orderly condition. If the Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from
Landlord of the need therefore, Landlord may make such repairs at the expense of
Tenant and such expense, along with a fifteen (15%) percent service charge, shall be collectible as additional rent.
(c) Landlord shall not be liable by reason of any injury to or interference with
Tenant's business arising from the making of any repairs, alterations, additions or improvements in accordance with this Article 17 in or to the Premises or the
Building or to any appurtenances or equipment therein. Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business. There shall be no abatement of rent because of such repairs, alterations, additions or improvements, except as provided in paragraph 21 hereof.

18. Indemnification and Liability.
(a) Tenant shall indemnify, hold harmless and defend Landlord from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in anyway connected with, and Landlord shall not be liable to Tenant on account of, (i) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant,
(ii) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (iii) any accident, death, or personal injury, or damage to or loss or theft of property, which shall occur in or about the Premises except as the same may be caused solely by the negligence of Landlord, its employees or agents.
(b) During the term of this Lease or any renewal thereof, Tenant shall obtain and promptly pay all premiums for general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the demised Premises, with minimum limits of $500,000.00 on account of bodily injuries to or death of one person and $1,000,000.00 on account of bodily injuries to or death of more than one person as a result of anyone accident or disaster, and $100,000.00 on account of damage to property (or in an amount of not less than $1,000,000.00 combined single limit for bodily injury and property damage), and all such policies and renewals thereof shall name the Landlord and the Tenant as insureds. All policies of insurance shall provide (i) that no material change or cancellation of said policies shall be made without thirty
(30) days prior written notice to Landlord and Tenant, (ii) that any loss shall be payable notwithstanding any act or negligence of the Tenant or the Landlord which might otherwise result in the forfeiture of said insurance, and (iii) that the insurance company issuing the same shall not have right of subrogation against the Landlord. On or before the commencement date of the term of this
Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Tenant shall provide copies of policies or certificates of insurance evidencing coverages required by this Lease. All the insurance required under this Lease shall be issued by insurance companies, authorized to do business in the State of Pennsylvania with a financial rating of at least an A+ as rated in the most recent edition of Best's Insurance
Reports and in business for the past five years. The aforesaid insurance limits may be reasonably increased from time to time by Landlord.
(c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims or anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by Pennsylvania Standard Form of Fire Insurance
Policy with extended coverage endorsement, whether or not such insurance is maintained by the other party.

19. Landlord's Liability. Landlord and Landlord's agents, servants and employees shall not be liable for, and Tenant hereby releases and relieves Landlord, its agents, servants, and employees from all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, visitors, or any other person, firm, corporation or entity, in or about or arising out of the Premises, except caused by the negligence or willful misconduct of Landlord from (a) any fire, other casualty, accident, occurrence or condition in or upon the Premises or the Building; (b) any defect in or failure of (i) plumbing, sprinkling, electrical, heating or air conditioning systems or equipment, or any other systems and equipment of the
Premises and the Building, and (ii) the elevators, stairways, railings or walkways of the building; (c) any steam, gas, oil, water, rain or snow that may leak into, issue or flow from any part of the Premises or the Building from the drains, pipes or plumbing, sewer or other installation of same, or from any other place or quarter; (d) the breaking or disrepair of any installations and equipment; (e) the falling of any fixture of any wall or ceiling materials; (f)
broken glass; (g) latent or patent defects; (h) the exercise of any rights by
Landlord under the terms and conditions of this Lease; (i) any acts or omissions of the other Tenants or occupants of the Building or of nearby buildings; (j)
any acts or omissions of other persons; (k) any acts or omissions of Landlord, its agents, servants and employees; and (1) theft, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises.

20. Compliance with Insurance Requirements. Tenant agrees that it will not do or suffer to be done, any act, matter or things, objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises or any part thereof, or on the
Building of which the Premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when
Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to
Landlord as additional rent, any and all increase or increases in premiums on insurance carried by Landlord on the Premises, or any part thereof, or on the
Building of which the Premises may be a part, caused in any way by the occupancy of Tenant.

21. Fire or Other Casualty. If the Premises or Building are partially or totally damaged or rendered untenantable by fire or other casualty or if the Building shall be damaged that Landlord shall decide to demolish it or to rebuild it, then or in any such events Landlord shall, within thirty (30) days after such fire or other casualty, give Tenant written notice of Landlord's election to repair and rebuild the Premises or to terminate the term of this Lease. In the event the Landlord elects to terminate the Lease, this Lease shall expire by lapse of time upon the third day after the aforesaid notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord and Tenant's liability for rent shall cease as of the day following the casualty. In the event the Landlord elects to repair and rebuild, this Lease shall remain in full force and effect and Landlord shall cause the damages to be repaired to at least as good a condition as that which existed immediately prior to such damage and the rent until such repairs shall be made shall be apportioned from the date of such fire or other casualty according to the part of the Premises which is usable by Tenant. In the event Landlord elects to repair or rebuild the
Premises, Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, subject to any delays caused by Acts of God, labor strikes or other events beyond Landlord'
control. In the event Landlord notifies Tenant that Landlord cannot repair and rebuild as herein provided within one hundred eighty (180) days from Tenant's receipt of said notice, Tenant may terminate this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of
Tenant resulting in any way from such damage or the repair thereof. Tenant acknowledges notice (i) that Landlord shall not obtain insurance of any kind on
Tenant's furniture or furnishings, equipment, fixtures, alternations, improvements and additions, (ii) that it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) that Landlord shall not be obligated to repair any damage thereto or replace the same.

22. Subordination. This Lease shall be subject and subordinate at all times to the lien of any mortgages and/or rents and/or other encumbrances now or hereafter placed on the Premises or the Building, without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination, but the Tenant covenants; and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages and/or ground rent and/or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by any person.

23. Condemnation.
(a) If the whole of the Premises or the Building shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event the term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent paid for a period thereafter shall be refunded. In the event a portion only of the Premises or a portion of the Building containing same shall be so taken
(even though the Premises may not have been affected by the taking of some other portion of the Building containing same) Landlord may elect to terminate this
Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore, at its own expense, the portion not taken and thereafter the rent shall be reduced proportionately to the portion of the Premises taken.

(b) In the event of any total or partial taking of the Premises or the Building,
Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and hereby waives all rights against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade fixtures, equipment and moving expenses.

(c) If the Premises or the Building are declared unsafe by any duly constituted authority having the power to make such determination, or the subject of a violation notice or notices requiring repair or reconstruction, Landlord, at its option, may make the required repairs or may terminate this lease, and in the latter event, Tenant shall immediately surrender said Premises to Landlord and thereupon this Lease shall terminate and the rent shall be apportioned as of the date of such termination.

24. Estoppel Certificates. Tenant shall, at any time and from time to time and within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing duly executed by Tenant (i)
certifying that this Lease is in full force and effect without modification or amendment (or, if there have been any modifications or amendments, that this
Lease is in full force and effect as modified and amended and setting forth in full all modifications and amendments), (ii) certifying the dates to which annual basic rental and additional rent have been paid, and (iii) either certifying that to the knowledge of the Tenant no default exists under this
Lease or specifying each such default; it being the intention and agreement of
Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective or current mortgagee of the Building, or by others, in any matter affecting the Premises.

25. Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant.
(a) Failure of Tenant to take possession of the Premises within thirty (30) days after notice to Tenant that the same are ready for occupancy by Tenant.
(b) A failure by Tenant to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant.
(c) The vacation or abandonment of the Premises by Tenant.
(d) The assignment or subletting, or proposed assignment or subletting of the
Premises by Tenant without the consent of the Landlord, except as provided in
Article 15 hereof.
(e) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof from Landlord to
Tenant provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.
(f) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment pursuant to any local, state or federal bankruptcy or insolvency law of: a receiver or trustee of Tenant's property; or an assignment by Tenant for the benefit of creditors;
or the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing of same.

26. Remedies. Upon the occurrence of any such event of default set forth above:
(a) Landlord may perform for the account of Tenant any such default of Tenant and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith, plus fifteen (15%) percent per annum interest from the date of any such expenditures.
(b) Landlord may accelerate all rent and additional rent due for the balance of the term of this Lease and declare the same to be immediately due and payable.
In determining the amount of any future payments due Landlord due to increases in Operating Expenses and Total Real Estate Taxes, Landlord may make such determination based upon the amount of Operating Expenses and Total Real Estate
Taxes paid by Tenant for the full year immediately prior to such default.
(c) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and thereupon and at the expiration of the time limit in such notice, this Lease and the term hereof granted, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration of the term of this Lease.
Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises, and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at
Landlord's option, any property thereon without being liable to indictment, prosecution, or damages therefor. No such expiration or termination of this
Lease shall relieve Tenant of its liability and obligations under this Lease, whether or not the Premises shall be re-let.
(d) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the Premises and any part thereof and attempt in its own name, as agent for Tenant if this Lease not be terminated or in its own behalf if this Lease be terminated, to re-let all or any part of such Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such re-letting or do any act or exercise any care or diligence with respect to such re-letting, or to the mitigation of damages. For the purposes of such re-letting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord reasonably necessary; and the cost of such decoration, repairs, changes, alterations or additions; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by
Landlord; and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new Tenant.
(e) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided.
(f) In the event of any such default, Tenant hereby empowers any prothonotary or attorney of any court of record to appear for Tenant in any and all actions which may be brought for rent, additional rent, or other charges or expenses agreed to be paid by Tenant hereunder and to sign for Tenant an agreement for entering into any competent court an amicable action or actions for the recovery of rent, additional rent, or other charges or expenses and, in said suits or in said amicable action or actions, to confess judgment against Tenant for all or any part of such rent, additional rent, including, at Landlord's option, the rent for the entire unexpired balance of the term of this Lease, computed as aforesaid, and any other charges, payments, costs and expenses reserved as rent or agreed to be paid by Tenant, and for interest and costs together with an attorney's commission often (10%) percent thereof. Said authority shall not be exhausted by anyone exercise thereof, but judgment may be confessed as aforesaid from time to time and as often as 4 any of said rent, additional rent or other charges reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term or during any extension or renewal of this Lease. It shall not be necessary for Landlord to file the original of this Lease, but Landlord may file a true copy thereof at the time of the entry of such judgment or judgments.
(g) And for the purpose of securing possession of the Premises or any part thereof to the Landlord, in case of any event of default as aforesaid, the
Tenant does hereby authorize and empower any attorney of any Court of Common
Pleas in any County of the Commonwealth of Pennsylvania, or of any other court there or elsewhere, as attorney for the Tenant, as well as for all persons claiming under, by, from or through the Tenant, to sign an agreement for entering in any competent court an amicable action in ejectment for possession of the Premises, or any part thereof, together with the hereditaments and appurtenances (without any stay of execution or appeal), against said Tenant, as well as all persons claiming under, by, from or through it, and therein confess judgment for the recovery by the Landlord, its successors and assigns, of the possession of the Premises or any part thereof, together with the hereditaments and appurtenances, for which this Lease (or copy thereof verified by affidavit)
shall be a sufficient warrant; whereupon, if the Landlord so desires, a writ of execution for possession may be issued forthwith, without any prior writ or proceeding whatsoever, the Tenant hereby releasing and agreeing to release the
Landlord from all errors and defects whatsoever in entering such action and/or judgment and in causing such writ or writs to be issued, and in any proceeding thereon or concerning the same, and hereby agreeing that no writ of error or objection shall be made or taken thereto, provided that the Landlord shall have filed in such action an affidavit made by it, or someone on behalf of the
Landlord setting forth the facts necessary to authorize the entry of such judgment, in accordance with the terms of this Lease, of which facts such affidavit shall be conclusive evidence.

27. Cumulative Remedies. To the extent permitted by law and to the extent that
Tenant shall have paid and performed in full all of Tenant's obligations contained herein, the rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

28. Waiver. The failure or delay on the part of Landlord to enforce or exercise at any time, any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the Landlord to hereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach.
The receipt by Landlord of rent at a time when the rent is in default under this
Lease shall not be construed as a waiver of such default. The receipt by
Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on
Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to
Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

29. Right to Change Public Spaces. Landlord shall have the right at any time after the completion of the Building, without thereby causing an eviction of the
Tenant or incurring any liability to Tenant therefor, to change the arrangement or location of lobbies, entrances, stairs, elevators and other public portions of the Building that are not contained within the Premises.

30. Relocation of Tenant. Landlord reserves the right to move the Tenant to any other office space in the office complex of comparable size. Any such move shall be at Landlord's expense. Occupancy of the new Premises shall be under and pursuant to the terms of this Lease.

31. Surrender; Holdover.

(a) The Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises on the last day of the term hereof, and Tenant waives the right to any notice of termination or notice to quit and Tenant hereby waives all right to any such notice as may be provided under any clause now or hereafter in effect in Pennsylvania, including but not limited to the Landlord and Tenant Act of 1951, as amended. Tenant covenants that upon the expiration or sooner termination of this Lease, it shall deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to keep the same during the continuance of this Lease and in accordance with the terms hereof.

(b) If Tenant retains possession of the Premises or any part thereof after the termination of the term by lapse of time or otherwise, Tenant shall pay Landlord rent at double the monthly rental specified in paragraph 5, adjusted according to the provisions of paragraphs 6 and 7, for each month or portion thereof
Tenant thus remains in possession, and in addition thereto, shall pay Landlord all damages sustained by reason of Tenant's retention of possession.

32. Tenant's Occupancy. In the event that Premises are not ready for Tenant's occupancy at the time herein fixed for the beginning of the term of this Lease, because of any alterations or construction now or hereafter being carried on either to the Premises or to the Building or which the said Premises form a part
(unless such alterations are being done by Tenant or Tenant's contractor, in which case there shall be no suspension or proration of rental or other sums), or because of the non-completion of the Building of which the Premises form a part or because Landlord being itself a Tenant of the same Premises has not received possession thereof from its Landlord for any reason whatsoever, or because of the failure or refusal of the occupant of the said Premises who is or may be in possession immediately before the beginning of the term hereof to vacate and surrender up the same, or because of any restrictions, limitations or delays caused by Government regulations or Governmental agencies, or because of any event set forth in paragraph 37 hereof, this Lease and the term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, and the Term hereof shall nevertheless end on the date herein originally fixed, but no rent or other sums herein provided to be paid by Tenant shall become due until the Premises are substantially completed and deemed by the Landlord to be ready for Tenant's occupancy, and until that time the rental and other sums shall be suspended and prorated.

33. Compliance with Laws. Tenant agrees that it will, at its sole cost and expense, promptly fulfill and comply with all laws, ordinances, regulations and requirements of the City, County, State and Federal Governments and any and all
departments thereof having jurisdiction over the Building, and of the National
Board of Fire Underwriters or any other similar body now or hereafter constituted affecting the Tenant's occupancy of the Premises or the business conducted therein.

34. Security Agreement. In order to secure Tenant's obligations under the within
Lease, Tenant hereby grants to Landlord a security interest under the Uniform
Commercial Code of the Commonwealth of Pennsylvania in (i) all inventory located in the Premises, whether now owned or hereafter acquired, and the proceeds thereof; (ii) all items of machinery, equipment, parts, accessories, and attachments, and any and all replacements and additions thereto located in the
Premises, now or hereafter installed in or used in connection therewith, and the proceeds thereof; (iii) all fixtures, trade fixtures and furniture located in the Premises, now owned or hereafter acquired, and the proceeds thereof; (iv)
all leasehold improvements in the Premises, whether now or hereafter made, and the proceeds thereof; (v) all accounts receivable (regardless of whether such accounts receivable came into existence prior or contemporaneously with, or subsequent to the incurring of any liabilities under this Lease), and the proceeds thereof; (vi) all books, records, invoices, contract rights, chattel paper documents, instruments, and general intangibles, now owned or hereafter acquired, and the proceeds thereof; and (vii) all additions to any of the foregoing items (i) through (vi) and replacements thereof and the proceeds thereof. All the above enumerated items (i) through (vii) in which Landlord has a security interest shall be sometimes hereinafter collectively referred to as the "Collateral".

Tenant agrees to join with Landlord in executing such Financing Statements, pursuant to said Uniform Commercial Code, in form satisfactory to Landlord, as
Landlord may request, as well as renewals thereof, as may be required, from time to time, and any and all such other documents as may be required to perfect the security interest provided herein. The failure or refusal by Tenant to promptly execute and deliver any such Uniform Commercial Code Financing Statements shall constitute a default under this Lease and shall subject Tenant to any and all of the remedies available to Landlord under this Lease.

Upon the occurrence of any item of default, as provided in this Lease, which default continues uncured beyond any applicable grace period, and at any time thereafter, Landlord shall have, in addition to all other rights and remedies contained in this Lease or available to Landlord at law or in equity, the remedies of a Secured Party under the Uniform Commercial Code of the
Commonwealth of Pennsylvania.

It is specifically understood and agreed that this Security Agreement shall survive the term of the Lease and shall be binding upon and shall inure to the benefit of the parties to this Lease, their respective heirs, executors, administrators, successors and assigns.

35. Notice. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either personally served or forwarded by Registered or
Certified mail, postage prepaid, and addressed as follows:

To Landlord: Penn Center Management Corporation, 400 Penn Center Boulevard,
Suite 211, Pittsburgh, PA 15235 With a Copy to:
To Tenant at: Mr. Richard McDonald, President, 39 Business Solutions
Incorporated, 300 Penn Center Boulevard, Suite 201, Pittsburgh, PA 15235

Each such mailed notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is deposited in the United States
Registered or Certified Mail, postage prepaid, and properly addressed in the manner above provided. Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided.

36. Agent. Tenant warrants to Landlord that Tenant dealt and negotiated solely and only with Agent (or Landlord) for this Lease and with no other broker, firm, company or person, except (if none, state 3 "none"): None.

Agent warrants to Landlord that no other broker, firm, company or person was involved in the finding and negotiation of this Lease with Tenant other than
Agent (or Landlord), except (if none, state "none"): None.

Tenant and Agent (for good and valuable consideration) shall indemnify and hold
Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by reason of the falsity or error of their own aforesaid warranty.

37. Unforeseen Delay. Landlord shall be excused for the period of any delay in the performance of any obligations hereunder, including those obligations set forth in paragraphs 4, 14, 17,21 and 23 hereof, when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, strikes, lockouts, inability to obtain any labor, materials, services or reasonable .18 substitutes therefor, civil commotion, acts of God, governmental restrictions, regulations or control, enemy or hostile governmental action, civil commotion, insurrection, revolution, sabotage or fire or other casualty, or similar condition beyond the control of the Landlord including fuel shortage.

38. Transfer of Landlord's Interest. Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the building and upon termination of the ownership. Tenant, except as to any of Landlord's obligations arising from incidents which have accrued or occurred prior to the Transfer of Landlord's Interest, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Tenant agrees to attorn to any transferee of
Landlord.

39. Landlord's Liability. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of the Landlord in the Building in which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any action of this Lease by Landlord. Any covenants and agreements herein made on the part of Landlord are made and intended for the purpose of binding only the Landlord's interest in the Premises and the
Building, as the same may from time to time be encumbered.

40. Successors. The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in Article 15.

41. Governing Law. This Lease shall be construed, governed and enforced in accordance with laws of the Commonwealth of Pennsylvania.

42. Separability. If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

43. Captions. Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience or reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

44. Gender. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

45. Execution. This Lease shall become effective when it has been signed by a duly authorized officer or representative of each of the parties and delivered to the other party.

46. Exhibits and Riders. Attached to this Lease and made part hereof, and initiated on behalf of both parties simultaneously with the execution of this
Lease, are Exhibits A and D, inclusive, and Addendum No.1, inclusive.

47. Entire Agreements. This Lease, including the Exhibits, Riders, and Addendum, hereto contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

48. Corporate Tenant. If Tenant is a corporation, each individual executing this
Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this
Lease is binding upon said corporation in accordance with its terms.

                              ADDITIONAL PROVISIONS

1. Provided Tenant is not in default of the Lease, Tenant shall have the First
Right to Lease adjacent vacant space as outlined in attached Exhibit A "Drawing"
during the initial term of the lease. Landlord shall provide written notice to
Tenant that the space is available along with rental terms. Tenant shal1 have ten (10) days after receipt of Landlord's notice to respond through written notice of its intent to lease such space.

2. Should Tenant require larger office space during the initial term of the
Lease, provided Tenant is no in default of the lease and adjacent space is not available to Tenant's existing office space, Tenant shall have the right to lease larger office space within the Penn Center East office complex. Once
Tenant occupies larger office space after executing a new lease with Landlord, this lease will be cancelled.

IN WITNESS WHEREOF, the parties hereto have duly executed this Lease and have initialed the Exhibits and any Riders hereto, in counterparts the day and year first above written.

ATTEST:                                     LANDLORD:
                                            PENN CENTER MANAGEMENT CORP., AGENT

/s/ Barbara Chrise                          By: /s/_______________
                                            Executive Vice President

ATTEST:                                     TENANT:
                                            BUSINESS SOLUTIONS INCORPORATED

/s/ Marc D. Roup                            By: /s/_______________

                            FIRST AMENDMENT OF LEASE

BY AND BETWEEN PENN CENTER MANAGEMENT CORPORATION, Agent (hereinafter referred to as "Landlord")
                                       and

BUSINESS SOLUTIONS INCORPORATED (hereinafter referred to as "Tenant").

WHEREAS the parties executed a Lease dated February 1, 2000 for the Premises located at Penn Center, Building # 3, Suite 201 consisting of 1226 rentable square feet for a lease termination date ending at midnight, January 31, 2005
(hereinafter referred to as "Lease").

WHEREAS, Landlord and Tenant have agreed that Tenant's name is Better Solutions
Incorporated and the Lease is modified upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, intending to be legally bound hereby, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. The above recitals are hereby incorporated within the body of this agreement.

2. That Paragraph 1. entitled Parties and Tenant (before signature line) on Page
17 of the Lease are modified to change the Tenant's name to read Better
Solutions Incorporated.

3. All other terms, conditions and covenants of the Lease shall remain in full force and effect and shall not otherwise be modified.

IN WITNESS WHEREOF, and intending to be legally bound, the parties have hereunto set their hands and seals this 14TH day of February, 2000.

ATTEST:                                     LANDLORD:
                                            PENN CENTER MANAGEMENT CORP., AGENT

/s/ Barbara Chrise                          By: /s/_______________
                                            Executive Vice President

ATTEST:                                     TENANT:
                                            BUSINESS SOLUTIONS INCORPORATED

/s/                                         By: /s/_______________

                            SECOND AMENDMENT OF LEASE

  Made this 15th day of September, 2000 by and between PENN CENTER MANAGEMENT
          CORPORATION, AGENT, (hereinafter referred to as "Landlord"),

                                       AND

BETTER SOLUTIONS, INC., (hereinafter referred to as "Tenant).

WHEREAS, the parties executed a Lease dated January 20, 2000 and one (1)
subsequent Amendment thereto dated February 14, 2000, for the Premises located on the second (2nd) floor of Penn Center East, Building No.3, designated as
Suite 201 (hereinafter collectively referred to as the "Lease"); and

WHEREAS, Landlord and Tenant have agreed that, upon the execution of this
Amendment, the Lease shall be modified in accordance with the terms and conditions set forth herein.

NOW THEREFORE, intending to be legally bound hereby and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

PREMISES. That effective November 1, 2000, Paragraph 2 of the Lease entitled
"Premises" is modified such that the existing rentable square footage (r.s.f.)
is increased by 1,051 rentable square feet from 1,226 r.s.f. to 2,277 r.s.f. The additiona1 1,051 rentable square feet shall consist of that area designated in the attached drawing which is made a part hereof and marked as Exhibit "A-l ".
All remaining terms and conditions of said Paragraph 2 of the Lease shall remain the same.

RENT. That Paragraph 5(a) of the Lease shall be modified that, effective
November 1, 2000, Tenant shall pay to Landlord yearly rent of $38,709.00 in equal monthly installments of $3,225.75. Tenant shall continue to remit its current rental payments of $1,726.83 per month until October 1, 2000. All remaining terms and conditions of the clause shall remain the same.

RENT ESCALATION. Paragraph 6 of the Lease entitled "Rent Escalation" shall be modified such that effective November 1, 2000, Tenant's proportionate share shall be increased from 1.30% to 2.41%. All remaining terms and conditions of the clause shall remain the same.